
SUPERIOR
DRILLING PRODUCTS

First Quarter 2017
Financial Results Conference Call

May 12, 2017

NYSE MKT: SDPI

Safe Harbor Statement

These slides and the accompanying oral presentation contain “forward-looking statements” within the meaning of the safe harbor provisions, 15 U.S.C. § 78u-5, of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact included in these slides and the accompanying oral presentation, regarding our strategy, future operations, financial position, estimated revenue and losses, projected costs, prospects, plans and objectives of management, are forward-looking statements. The use of words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project”, “forecast,” “should” or “plan, and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Certain statements in these slides and the accompanying oral presentation may constitute forward-looking statements, including statements regarding the Company’s financial position, market success with specialized tools, effectiveness of its sales efforts, success at developing future tools, and the Company’s effectiveness at executing its business strategy and plans. These statements reflect the beliefs and expectations of the Company and are subject to risks and uncertainties that may cause actual results to differ materially. These risks and uncertainties include, among other factors, our business strategy and prospects for growth; our cash flows and liquidity; our financial strategy, budget, projections and operating results; the amount, nature and timing of capital expenditures; the availability and terms of capital; competition and government regulations; and general economic conditions. These and other factors could adversely affect the outcome and financial effects of the Company’s plans and described herein. Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us in these slides and the accompanying oral presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.


SUPERIOR
DRILLING PRODUCTS

Troy Meier

Chairman and Chief Executive Officer

First Quarter 2017 Highlights

- Readily handled measurable demand increase
  - DPM Optimization (Design, Programming and Machining) and CHUCK (Changing How Users Connect to Knowledge) enhances our ability to smoothly handle rapid demand increase
  - Demonstrated significant leverage gained on higher volume
- Drill-N-Ream® value being realized by an increasing number of operators
  - More operators beginning to use several tools in their drilling process
  - New users are quick to recognize advantages the tool offers
- Commercialized the Coiled Tubing Strider (CTS)
  - Incorporates our patented Strider™ oscillation system technology
  - Very positive market reception
- Drilling rig increase drives drill bit refurbishment
  - Supporting beyond our contracted area of Rockies, CA and AK
  - Quick to respond to increase in requirements to support customer
- Continued advancement of Open Hole Strider
  - Finding innovative materials to withstand abrasive sands

Drill-N-Ream® Becoming Standard Tool

Leading operators demonstrating tools' value

- Leading industry operators standardizing on tool
  - Being used throughout North America
  - Increased use of multiple tools
- Increasing lateral length
- Demonstrating value:
  - Decreased days on well
  - Improved penetration rates
  - Supports directional drilling
  - Extends MWD* lives





**MWD: Measurement-while-drilling*

Technology Continues to Change the Game

- Tools like Drill-N-Ream redefine quality basins
- Quality well bore critical to improving drilling efficiencies
  - Accelerating Drill-N-Ream utilization
- SDP technology: Patented Strider® oscillating system
  - Commercialized Coiled Tubing Strider
  - Advancing Open Hole Strider



U.S. Rig Count[1]
1,000
900
800
700
600
500
400
300
200
100
0
$60
$50
$40
$30
$20
$10
$0
WTI Spot Oil Price[2]
Mar-16
Apr-16
May-16
Jun-16
Jul-16
Aug-16
Sep-16
Oct-16
Nov-16
Dec-16
Jan-17
Feb-17
Mar-17
Apr-17
May-17
Rotary Rig Count
WTI Oil Price

Superior Drilling Products' Tools Lower Cost of Drilling & Completions

[1] *Source: Baker Hughes U.S. Rig Count*
[2] *Source: WTI Cushing Crude Oil Spot Price, Bloomberg LP*

SUPERIOR DRILLING PRODUCTS


SUPERIOR
DRILLING PRODUCTS

Financial Results

Christopher D. Cashion

Chief Financial Officer

Significant Revenue Growth

($ in millions)

- Increased 133% over prior-year period
  - Market expansion and increased market share driving growth
  - Sequential revenue increased 44%
- Rapid rig count increase in quarter
  - Weekly average count in Q117 up 26% from trailing Q416, and 34% higher than Q116
  - Total count in most active basin up 138% from low May 2016
- Contract Services revenue more than doubled sequentially



Revenue by Quarter*
$1.4
$1.0
$0.5
1Q16
$1.1
$0.9
$0.2
2Q16
$2.3
$1.8
$0.4
3Q16
$2.3
$1.8
$0.5
4Q16
$3.4
$2.3
$1.1
1Q17
Revenue by Year*
$7.2
$5.5
$1.7
2016
$9.1
$6.1
$3.0
1Q 2017 TTM
Contract Services Revenue
Tool Revenue

* Numbers may not sum due to rounding

Tool Revenue Strength

- Strong growth in Tool revenue
  - Sales revenue from fleet build out by channel partner
  - Life of tool revenue stream: includes royalty and maintenance
  - Positive trend in royalty and repair revenue demonstrates tool deployment
- Business model reduces capital requirements and marketing expenses
- Volume drives operating leverage

Tool Revenue by Category

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	2016	TTM 2017
Tool sales/rental	$ 902	$ 846	$1,726	$1,451	$1,635	$4,928	$5,658
Other related revenue	$ 52	$ 42	$ 119	$ 342	$ 635	$ 555	$1,138
Total tool revenue	**$ 954**	**$ 888**	**$1,845**	**$1,794**	**$2,270**	**$5,483**	**$6,796**

SUPERIOR DRILLING PRODUCTS

Strong Cost Discipline

Operating Expenses

($ in millions)



By Quarter
$3.5
$1.2
$1.3
$1.0
$4.0
$1.2
$1.5
$1.3
$3.2
$0.9
$1.3
$1.0
$3.7
$0.9
$1.6
$1.2
$3.6
$0.9
$1.5
$1.2
1Q16
2Q16
3Q16
4Q16
1Q17



By Year
$14.5
$4.3
$5.8
$4.5
$14.6
$4.0
$6.0
$4.6
2016
Q1 2017 TTM
Cost of Revenue
SG&A
D&A

- Cost of revenue as a percentage of sales decreased 35 basis points from prior-year period to 35% on higher volume and tool sales mix
- Increased SG&A due to higher volume, incentive compensation, and professional fees
- Q1 relatively indicative of expected SG&A for 2017
- D&A more stable with sales vs. growing owned fleet of tools

SUPERIOR DRILLING PRODUCTS

Created Better Margin Business Model

Adjusted EBITDA

($ in thousands)



By Quarter
$910
$176
$67
($553)
($1,150)
1Q16
2Q16
3Q16
4Q16
1Q17



By Year
($1,531)
($68)
2016
1Q 2017 TTM

- Achieving positive Adjusted EBITDA
  - 27% of revenue
  - $1.5 million higher than prior-year period
  - Close to break even on TTM
- Cash flow positive by 2H 2017

** Adjusted EBITDA and is a non-GAAP financial measures. Please see supplemental slides for a reconciliation between GAAP net income and non-GAAP adjusted EBITDA and other important disclaimers regarding Superior Drilling Products' use of adjusted EBITDA*

SUPERIOR DRILLING PRODUCTS

Managing Balance Sheet

($ in millions)



Cash and Equivalents
$1.3
$2.2
$1.0
12/31/2015
12/31/2016
3/31/2017



Total Debt
$20.2
$9.7
$10.5
$16.7
$7.9
$8.8
$14.0
$7.9
$6.1
12/31/2015
12/31/2016
3/31/2017
SDPI
Hard Rock

- Cash used in operations increased to $0.8 million from $0.3 million in Q116
  - Increased accounts receivable main driver
- Total debt sequentially lower by $2.7 million, or 16%
- Sale of non-core real estate - Superior Auto Body & Paint
  - February 9, 2017
  - Proceeds of $2.5 million paid related debt

2017 Guidance

- Revenue: Approximately $12.0 to $13.0 million
- Operating margin, excluding amortization: 9% to 11%
- Depreciation: $1.3 to $1.4 million
- Amortization: Approximately $2.4 million
- Interest expense: Approximately $950 thousand
- Capital Expenditures: Approximately $350 thousand

SUPERIOR DRILLING PRODUCTS


SUPERIOR
DRILLING PRODUCTS

Overview and Outlook

Troy Meier
Chairman and Chief Executive Officer

Opportunities


CLOSER SYSTEM STATUS: OPERATIONAL
224°

- Strider oscillation system technology
  - Hold a number of patents on the technology
  - Launched CTS in Jan 2017
  - Open hole Strider to launch later in 2017: testing advancing
  - Looking for distribution partners for CTS
- Continued cost take out
- Oil & gas prices continuing to drive the innovation revolution
- Progression of channel partner relationships
  - In house repair agreement
  - Strong customer acceptance in multiple basins

SUPERIOR DRILLING PRODUCTS


SUPERIOR
DRILLING PRODUCTS

Supplemental Information

Adjusted EBITDA Reconciliation

	Three Months Ended		
	March 31, 2017	December 31, 2016	March 31, 2016
GAAP net loss	$ (385,985)	$ (2,595,946)	$ (2,242,540)
Add back:			
Depreciation and amortization	938,022	912,034	1,234,424
Impairment of property, plant and equipment	-	840,380	-
Interest expense, net	177,166	433,225	285,100
Share-based compensation	175,380	249,411	257,309
Impairment of inventories	-	210,475	-
(Gain) loss on sale of assets	5,828	17,841	(86,852)
Non-GAAP adjusted EBITDA[(1)]	$ 910,411	$ 67,420	$ (552,559)
GAAP Revenue	$ 3,369,612	$ 2,332,659	$ 1,444,626
Non-GAAP EBITDA Margin	*27.0%*	*2.9%*	*-38.2%*

(1) Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization, unusual expenses and loss on disposition of assets. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

Adjusted EBITDA Reconciliation

	Full Year Ended			
	March 31, 2017 TTM		December 31, 2016	
GAAP net loss	$	(7,254,066)	$	(9,110,621)
Add back:				
Depreciation and amortization		3,994,847		4,291,249
Interest expense, net		1,191,733		1,299,667
Share-based compensation		701,533		783,462
Impairment of goodwill		-		
Impairment of property, plant & equipment		1,054,482		1,054,482
Impairment of inventories		358,546		358,546
(Gain) loss on sale of assets		(84,931)		(177,611)
Employee Severance		-		-
Income tax benefit		(2,000)		(2,000)
Inventory valuation reserve		-		-
Unrealized gain on warrant derivative		(28,301)		(28,301)
		0		
Non-GAAP Adjusted EBITDA[(1)]	$	(68,157)	$	(1,531,127)

(1) Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization, unusual expenses and loss on disposition of assets. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.